SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) December 30, 2005
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                         NEW HARVEST CAPITAL CORPORATION
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               (Exact name of Registrant as specified in charter)

         Delaware                      000-25824           13-3337553
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(State or other jurisdic-             (Commission        (IRS Employer
 tion of incorporation)               File Number)     Identification No.)



          101 NE 3rd Avenue, Suite 1220, Fort Lauderdale, Florida 33301
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              (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:    (954)-763-1515
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Section 5 - Corporate Governance and Management


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Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers

         At a Board of Directors meeting held on December 30, 2005, New Harvest Capital Corporation (the "Company") appointed Tony Sharp and Frederick J. Trowman-Rose to the Board of Directors of the Company effective as of January 1, 2006 and accepted the resignation of Albert Lazo as a director. Mr. Lazo will remain as Secretary of the Company.

         Mr. Sharp was most recently a Project Director at Longcross Management, a London-based commercial property development firm, and he has over 20 years experience in real estate development, urban renewal, finance, and consulting. Mr. Sharp has also been serving as a director of Azur International, Inc. (`Azur") since December 1, 2005. Azur owns approximately 50.4% of the Company's common stock.

         Mr. Sharp previously served Azur in an advisory capacity. His experience in the property sector began in 1985, when, as an advisor for Coopers & Lybrand's consulting arm, he supported many large U.K. development companies with regard to their corporate structure and on the social and economic impact of proposed urban renewal schemes. This led to his appointment as assistant to the CEO of the National Phoenix Initiative (NPI), an urban renewal partnership sponsored by the construction and development industry associations along with the UK's Department of Environment. NPI promoted projects involving private investment in public sector bodies including the health sector, universities, prison service, local authorities and urban development corporations. Following this, Mr. Sharp was involved with numerous joint ventures, acquiring distressed property portfolios while serving as project director at Longcross Management. Mr. Sharp is a graduate of Balliol College at Oxford University.

         Professor Trowman-Rose currently serves as Company Secretary of Light & Boston Limited (a ceremonial regalia manufacturer) since 2001, and Managing Director of Libomet Limited (a stamper and finisher of non-ferrous and precious metals). Previously, he was Company Secretary and Director of his family engineering firm ABC Maintenance Services Limited and a technical editor of publications including Professional Printer and British Editor. He is a professor of Environmental Science and President of the Association of Teachers of Printing & Allied Subjects and Provost of the London College of Management and IT. Professor Trowman-Rose is a graduate of the University of Cambridge and holds doctorate degrees in organic chemistry. A former diplomat, he served Belize, the country of his birth, as her first Consul in the United Kingdom. Professor Trowman-Rose has held a number of senior honorary positions on professional and environmental bodies, including Honorary Vice-President of the Chartered Institute of Journalists, the world's senior professional association for journalism and the media.

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                NEW HARVEST CAPITAL CORPORATION

January 3, 2006                 By: /s/ Donald Winfrey
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                                    Donald Winfrey
                                    President